UBS Global Healthcare UBS Global Healthcare Services Conference Services Conference Jay Gellert President & Chief Executive Officer February 9, 2009 Exhibit 99.1

Cautionary Statement
Cautionary Statement
All statements in this presentation, other than statements of historical information, may be deemed to be forward-looking statements and as such are subject to a number of risks and uncertainties. These statements are based on management’s analysis, judgment, belief and expectation only as of the date of this presentation, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, statements including the words
“believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, rising health care costs, negative prior period claims reserve developments, additional investment portfolio impairment charges, changes in the economy, volatility in the financial markets, trends in medical care ratios, unexpected utilization patterns or unexpectedly severe or widespread illnesses, membership declines, rate cuts affecting our Medicare or Medicaid business, issues relating to provider contracts, litigation costs, regulatory issues, operational issues, health care reform and general business and market conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the company's most recent
Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the first, second and third quarters of 2008 filed with the SEC. Audience participants are cautioned not to place undue reliance on these forward-looking statements. The company undertakes no obligation to publicly revise any of its forward-looking statements to reflect events or circumstances that arise after the date of this presentation.

Non-GAAP Measures
Non-GAAP Measures
•
This presentation includes quarterly and full year income
statement measurements that are not calculated and presented in accordance with Generally Accepted Accounting Principles.
Audience participants should refer to the reconciliation table available in the company’s fourth quarter and full year 2008 earnings press release, available on the company’s Web site at
www.healthnet.com,
which reconciles certain non-GAAP
financial information to GAAP financial information.
•
Management believes that the non-GAAP financial information
discussed in this presentation is useful as it provides the
audience a basis to better understand the company’s results by excluding items that are not indicative of our core operating results for the periods presented.

Investment Thesis
Investment Thesis
•
Significant value creation opportunities in
Northeast and Arizona
•
Commercial health plan performance positioned
to improve in California and Oregon
•
Medicare improvement in 2009
•
Confidence in TRICARE contract bid
•
Ongoing G&A savings
•
Tangible book value of $8.76 per share*
*As of December 31, 2008

Northeast and Arizona: Scale Issues
Northeast and Arizona: Scale Issues
•
2009 combined revenues expected to be
between $3.7 billion to $3.8 billion
•
Currently operating at high G&A expense ratio
•
Higher health care unit costs compared
to competitors
•
Projected to operate on a breakeven basis
in 2009 due to Medicare improvements
•
Approximately $500 million of regulatory capital
and surplus in these entities to meet regulatory
requirements

Commercial Business
Commercial Business
• Solid commercial franchises in
California and Oregon
• Sustained pricing discipline for
margin expansion
• Health care cost management focus
on inpatient unit cost and utilization

14%
20%
36%
17%
13%
Anthem
Health Net
United/Pacificare
Blue Shield
Other

7 7 7
California Business
California Business
•
37 million people
•
Membership concentrated around high population density areas
•
Highest managed care penetration in the U.S.
•
Slowing economy
California Market Dynamics
•
$7.4 billion health plan
•
#2 HMO market share in the state based
on membership with 2.2 million members
•
Dominant network HMO
•
Strong relationships with integrated
physician groups
Health Net’s Market Position
Source: Health Leaders, January 2008
2008 Health Plan Market Share
(All Lines of Business)
Network HMO

California Commercial Strategy
California Commercial Strategy
Stabilize Membership
Stabilize Membership
Expand Margins
Expand Margins
• Pricing discipline
• Shift business mix to more
profitable segments
• Focus on medical
management
Leverage network
advantage through
capitated medical groups
Inpatient utilization
management and
risk-sharing
Network contracting
• Improve retention
Price stability
Account service
• Selectively grow in cost-
competitive geographies
and segments
Leverage cost-effective
HMO offering
Offer a diverse HMO
portfolio

Medicare: A Plan for Profitable Growth
Medicare: A Plan for Profitable Growth
2009 Expectations
• 2009 Medicare bid
– Improve gross margin through adjusted premiums and benefit design and health care cost management initiatives
– Expected MA MCR improvement of 150 basis points
– Expected PDP MCR improvement of 500 basis points
• Grow network-model MA plans and products in core markets
• Reduce focus on Private Fee-for-Service
• Position the business to be responsive to potential
reimbursement changes
Membership
(as of 12/31/08)
Medicare Advantage 272,000
Private-Fee-for-Service 23,000
Medicare Part D 545,000

Health Net

California HEALTHY FAMILIES

NJ FAMILY CARE

Affordable health coverage. Quality care.

MEDI-CAL

Serving California Since 1965

Medicaid: A Consistent Performer
Medicaid: A Consistent Performer
•
Opportunities for growth through
geographic expansion and reform
•
812,000 members
•
New Jersey:
– 47,000 members in 14 counties
•
California:
– 765,000 members
– Medicaid in 10 counties
– Healthy Families Program in
44 counties
As of December 31, 2008

Government & Specialty Services
Government & Specialty Services
•
TRICARE North Managed Care contract
•
Partnering with MHN to provide behavioral health services to military beneficiaries
•
TRICARE reprocurement
– Formal proposal discussions held in early December 2008
– Final proposal revision submitted in early January
– TRICARE Management Activity currently evaluating all resubmitted bids
– Current contract extended to March 31, 2010
– Well-prepared for further extension or new contract transition which could be as early as June 1, 2009
•
Opportunities for growth
– TRICARE Overseas (submitted December 19, 2008)
– Expansion of Military Family Life Counseling
– Veterans Affairs support for PTSD and traumatic brain injury

Achieving Operational Excellence
Achieving Operational Excellence
2009 to 2011 2009 to 2011
Harvesting Benefits Harvesting Benefits
2008 to 2009 2008 to 2009
Year of Investment Year of Investment
2007 to 2008 2007 to 2008
Recognize Opportunity Recognize Opportunity
•
Multiple systems
•
Manual processes
and workarounds
•
System consolidation
planning
•
Sequencing of highest
benefit projects
•
Aging and inefficient
systems and technology
•
Application and
infrastructure outsourcing
•
Best-in-class outsourcing
partners to extend
capabilities
•
High cost locations
and functions
•
Consolidate processes,
management and footprint
•
Reduced headcount
•
Business process
outsourcing
•
Strategic sourcing
•
Multiple data warehouses
•
Inconsistent operational
metrics
•
Redundant analytical
functions
•
Consolidate operations
•
Consistent metrics and
analytics
•
Performance-focused
operations

Solid Balance Sheet
•
Total cash and investments of $2.2 billion with an average
credit quality of AA+
•
Investment portfolio with market value of $1.5 billion
•
Net unrealized losses of $12 million
(less than 1% of total cash and invested assets)
•
Total debt of $680 million
•
Excellent liquidity and financial strength
–
Current ratio of 1.6x
–
Working capital of $1.3 billion
–
Total debt-to-capital ratio of 27.9%
–
Tangible net equity of $909 million or $8.76 per share
As of December 31, 2008

2009 and Beyond
2009 and Beyond
•
Value creation opportunities from Northeast and Arizona
•
Core assets are solid
–
Solid commercial franchises with strong market share
in California and Northwest
–
Opportunities for margin expansion
–
Government & Specialty Services division is a
stable performer with earnings visibility and
growth opportunities
•
Medicare provides earnings growth in 2009
–
2009 bid addresses issues in 2008
–
Positioned to respond to potential changes by
new administration